Fees Summary	Oct. 31, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	7,783.31
Total Transaction Valuation	50,838,066.35
Total Offset Amount	7,783.31
Net Fee	$ 0